UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March [23], 2012

NBC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-48225	47-0793347
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

4700 South 19th Street

Lincoln, NE 68501-0529

(Address of principal executive offices)

(402) 421-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on June 27, 2011, NBC Acquisition Corp., a Delaware corporation (the “Company”), Nebraska Book Company, Inc., a wholly-owned subsidiary of the Company (“Nebraska Book”), NBC Holdings Corp., the parent of the Company (“NBC Holdings”), and the subsidiaries of Nebraska Book (collectively, with the Company, Nebraska Book and NBC Holdings, the “Debtors”), filed voluntary petitions for reorganization relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The reorganization cases are being jointly administered as Case No. 11-12005 under the caption “in re Nebraska Book Company, Inc., et al.” The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On March 23, 2012, the Debtors entered into an Amended and Restated Plan Support Agreement (the “Amended Plan Support Agreement”) with certain beneficial owners (or investment advisors) collectively holding approximately 70% of the outstanding principal amount of the 10% senior secured notes due 2011 of Nebraska Book and certain beneficial owners (or investment advisors) collectively holding greater than 66% of the outstanding principal amount of the 8.625% senior subordinated notes due 2012 of Nebraska Book (collectively, the “Consenting Noteholders”). The execution and implementation of the Amended Plan Support Agreement was approved by the Court on March 26, 2012. Pursuant to the terms of the Amended Plan Support Agreement, the parties thereto commit to implement a financial restructuring of the Debtors’ indebtedness and other obligations through a solicitation of votes for a chapter 11 plan of reorganization of the Debtors.

The foregoing description of the Amended Plan Support Agreement is qualified in its entirety by reference to the Amended Plan Support Agreement attached hereto as Exhibit 10.1, and the Amended Plan Support Agreement is incorporated herein by reference.

A copy of the press release announcing the approval of the Amended Plan Support Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Plan Support Agreement, dated March 23, 2012, by and among the Debtors and the Consenting Noteholders

99.1	Press Release, dated March 26, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBC ACQUISITION CORP.

Date: March 28, 2012	/s/ Alexi A. Wellman
Alexi A. Wellman
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Plan Support Agreement, dated March 23, 2012, by and among the Debtors and the Consenting Noteholders

99.1	Press Release, dated March 26, 2012